                                                               EXHIBIT NO. 10.12



                                 FIRST AMENDMENT


               FIRST AMENDMENT (this "Amendment"), dated as of November 10, 1999, among PENHALL INTERNATIONAL CORP., an Arizona corporation (the "Borrower"), the lending institutions party to the Credit Agreement referred to below (each a "Bank" and, collectively, the "Banks"), BANKERS TRUST COMPANY as administrative agent (the "Administrative Agent") and CREDIT SUISSE FIRST BOSTON as syndication agent (the "Syndication Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                              W I T N E S S E T H :

               WHEREAS, the Borrower, the Banks, the Issuing Banks and the Administrative Agent are parties to a Credit Agreement, dated as of August 4, 1998 (as amended, modified or supplemented through the date hereof, the "Credit Agreement");

               WHEREAS, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided, subject to and on the terms and conditions set forth herein;

               NOW, THEREFORE, it is agreed:

               1. Section 8.02(k)(iv) of the Credit Agreement is hereby amended by deleting "$25,000,000" and inserting "$50,000,000 in total and $15,000,000 per year".

               2. Section 8.02(k)(v) of the Credit Agreement is hereby amended by inserting the phrase "have provided documentation to the Administrative Agent showing that the Borrower will" after the phase "the Borrower shall".

               3. Section 8.05(a) of the Credit Agreement is hereby amended by deleting the chart contained therein and inserting the following new chart in lieu thereof:

               Fiscal Year Ending                            Amount
               ------------------                          -----------
               June 30, 1999                               $13,500,000

               June 30, 2000                               $22,500,000

               June 30, 2001                               $22,500,000

               June 30, 2002                               $19,000,000

               June 30, 2003                               $16,000,000

               June 30, 2004                               $16,500,000

               4. Section 8.05(b)of the Credit Agreement is hereby amended by
(i) adding the text "(starting with the fiscal year ending June 30, 2000)" immediately following the text "In the event that the maximum amount which is permitted to be expended in respect of Consolidated Capital Expenditures during any fiscal year of the Borrower" and (ii) deleting the "25%" following "such increase shall not exceed the amount otherwise permitted by more than" and inserting "$2,000,000" in lieu thereof.

               5. Section 8.05(c) of the Credit Agreement is hereby deleted in its entirety, and Sections 8.05(d), (e), (f) and (g) are hereby renamed Sections 8.05(c), (d), (e) and (f), respectively.

               6. Section 8.05(f) (to be referred to as Section 8.05(e) after the Amendment Effective Date, as defined below in Section 12 of this Amendment) is hereby amended by deleting the "(g)" after "provided that any proceeds that are so used to make Consolidated Capital Expenditures pursuant to this clause" and inserting "(e)" in lieu thereof.

               7. Section 8.12 of the Credit Agreement is hereby amended by deleting the reference to "Section 8.05(e)" and inserting "Section 8.05(d)" in lieu thereof.

               8. Section 8.14 of the Credit Agreement is hereby amended by deleting the chart contained therein and inserting the following new chart in lieu thereof:

     Date                                                           Amount
     ----                                                           ------
     September 30, 1998                                           $6,900,000

     December 31, 1998                                            $5,800,000

     March 31, 1999                                               $4,700,000

     June 30, 1999                                               $23,000,000

     September 30, 1999                                          $24,000,000

     December 31, 1999                                           $26,000,000

     March 31, 2000                                              $27,000,000

     June 30, 2000                                               $28,700,000

     September 30, 2000                                          $28,700,000

     December 31, 2000                                           $30,700,000

     March 31, 2001                                              $30,700,000

     June 30, 2001                                               $31,800,000

     September 30, 2001                                          $31,800,000

     December 31, 2001                                           $32,800,000

     March 31, 2002                                              $32,800,000

     June 30, 2002                                               $34,300,000

     September 30, 2002                                          $34,300,000

     December 31, 2002                                           $35,300,000

     March 31, 2003                                              $35,300,000

     June 30, 2003                                               $36,000,000

     September 30, 2003                                          $36,000,000

     December 31, 2003                                           $37,000,000

     March 31, 2004                                              $37,000,000

     June 30, 2004                                               $38,000,000


               9. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that (i) the representations, warranties and agreements contained in Article 6 of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date (as defined in Section 12 of this Amendment and after giving effect thereto) (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date) and (ii) there exists no Default or Event of Default on the Amendment Effective Date, after giving effect to this Amendment.

               10. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

               11. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower, the Administrative Agent and each Bank.

               12. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                13. This Amendment shall become effective on the date (the "Amendment Effective Date") when (i) the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its address for notice provided for in the Credit Agreement and (ii) the Borrower pays a fee to each Bank which executes and delivers a counterpart to this Amendment prior to the Amendment Effective Date equal to 0.1% of such Bank's total outstanding Term Loan and/or Revolving Commitment;



                                      * * *

               IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.



1801 Penhall Way                            PENHALL INTERNATIONAL CORP.,
PO Box 4609                                 as Borrower
Anaheim, CA 92803
Attention: John Sawyer
Tel: (714) 772-6450
Fax: (714) 778-8437                         By _________________________________
                                               Title:

                                        BANKERS TRUST COMPANY,
                                        Individually and as Administrative Agent



                                        By _____________________________________
                                           Title:

                                        CREDIT SUISSE FIRST BOSTON
                                        Individually and as Syndication Agent



                                        By _____________________________________
                                           Title:



                                        By _____________________________________
                                           Title:

                                        FLEET CAPITAL CORPORATION



                                        By _____________________________________
                                           Title:

                                        UNION BANK OF CALIFORNIA, N.A.



                                        By _____________________________________
                                           Title:

                                        U.S. BANK NATIONAL ASSOCIATION



                                        By _____________________________________
                                           Title: